UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 1, 2007

BREITBURN ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Unit Purchase Agreement and Related Registration Rights Agreement

BreitBurn Energy Partners L.P. (the “Partnership”) previously announced in its Form 8-K filed on September 17, 2007 that it had entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”) with a group of third party investors (the “Purchasers”) to sell approximately $450 million of common units representing limited partner interests of the Partnership (the “PIPE Common Units”) in a private placement (the “Private Placement”). On October 26, 2007, the Unit Purchase Agreement was amended and restated to reflect the placement of funds by certain of the Purchasers into an escrow account in connection with the pending closing of the Private Placement (the “Amended and Restated Unit Purchase Agreement”). The Partnership issued and sold 16,666,667 PIPE Common Units to the Purchasers pursuant to the Amended and Restated Unit Purchase Agreement on November 1, 2007. The Partnership used the net proceeds from the Private Placement to fund a portion of the cash consideration for the Quicksilver Acquisition (as defined below). The negotiated purchase price for the PIPE Common Units was $27.00 per PIPE Common Unit. The Private Placement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Unit Purchase Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

In connection with the closing of the Amended and Restated Unit Purchase Agreement, the Partnership entered into a registration rights agreement (the “PIPE Registration Rights Agreement”) dated November 1, 2007 with the Purchasers. Pursuant to the PIPE Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the PIPE Common Units and use its commercially reasonable efforts to cause the registration statement to become effective within 275 days of the closing date (the “Registration Deadline”). In addition, the PIPE Registration Rights Agreement gives the Purchasers piggyback registration rights under certain circumstances.  These registration rights are transferable to affiliates of the Purchasers and, in certain circumstances, to third parties. If the shelf registration statement is not effective by the Registration Deadline, then the Partnership must pay the Purchasers liquidated damages.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the PIPE Registration Rights Agreement, which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Contribution Agreement and Related Registration Rights Agreement

In connection with the Quicksilver Acquisition, the Partnership entered into a registration rights agreement (the “QRI Registration Rights Agreement”), dated November 1, 2007, with Quicksilver Resources Inc. (“QRI”). Pursuant to the QRI Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the common units issued to QRI pursuant to the Contribution Agreement entered into by BreitBurn Operating L.P. (“BreitBurn Operating”), a wholly owned subsidiary of BreitBurn Energy Partners L.P., and QRI, dated as of September 11, 2007 (the “Contribution Agreement”), and use its commercially reasonable efforts to cause the registration statement to become effective within one year of the closing date (the “QRI Registration Deadline”). In addition, the QRI Registration Rights Agreement gives QRI piggyback registration rights under certain circumstances. These registration rights are transferable to affiliates of QRI and, in certain circumstances, to third parties. If the shelf registration statement is not effective by the QRI Registration Deadline, then the Partnership must pay QRI liquidated damages.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the QRI Registration Rights Agreement, which is attached hereto as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Transition Services Agreement

In connection with the Quicksilver Acquisition, on November 1, 2007, BreitBurn Operating entered into a Transition Services Agreement (the “Transition Services Agreement”) with QRI. Under the terms of the Transition Services Agreement, QRI agreed to provide BreitBurn Operating certain land administrative, accounting and marketing services. In consideration for the land administrative and accounting services, BreitBurn Operating agreed to pay QRI monthly fees of $30,000 and $220,000, respectively. In consideration for the marketing services, BreitBurn Operating agreed to pay QRI a monthly fee determined by multiplying the total number of mcfe sold during the previous month multiplied by $0.02. The term of the Transition Services Agreement commences on November 1, 2007 and terminates on the earlier of (i) March 31, 2008 or (ii) the date on which BreitBurn Operating has assumed responsibility for all of the services provided for in the Transition Services Agreement. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Transition Services Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On November 1, 2007, the Partnership completed the previously announced acquisition of certain assets (the “QRI Assets”) and equity interests (the “Equity Interests”) in certain entities from QRI in exchange for $750 million in cash and 21,347,972 Common Units (the “Quicksilver Acquisition”). The issuance of Common Units to QRI was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof. Pursuant to the terms and conditions of the Contribution Agreement, BreitBurn Operating completed the Quicksilver Acquisition. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Amended and Restated Credit Facility

On November 1, 2007, in connection with the Quicksilver Acquisition, BreitBurn Operating, as borrower, and the Partnership and its wholly owned subsidiaries, as guarantors, entered into a four year, $1.5 billion amended and restated revolving credit facility with Wells Fargo Bank, N.A., Credit Suisse Securities (USA) LLC and a syndicate of banks (the “Amended and Restated Credit Agreement”). The initial borrowing base of the Amended and Restated Credit Agreement is $700 million. Under the Amended and Restated Credit Agreement, borrowings may be used (i) to pay a portion of the purchase price for the Quicksilver Acquisition, (ii) for standby letters of credit, (iii) for working capital purposes, (iv) for general company purposes and (v) for certain permitted acquisitions and payments enumerated by the credit facility. Borrowings under the Amended and Restated Credit Agreement are secured by a first-priority lien on and security interest in all of the Partnership’s and certain of its subsidiaries’ assets. BreitBurn Operating borrowed approximately $316.4 million under the Amended and Restated Credit Agreement to fund a portion of the cash consideration for the Quicksilver Acquisition and to pay related transaction expenses. As of November 2, approximately $328 million in borrowings was outstanding under the Amended and Restated Credit Agreement.

The Amended and Restated Credit Agreement contains (i) financial covenants, including leverage, current assets and interest coverage ratios and (ii) customary covenants, including restrictions on the Partnership’s ability to: incur additional indebtedness; make certain investments, loans or advances; make distributions to unitholders or repurchase units if aggregated letters of credit and outstanding loan amounts exceed 90% of its borrowing base; make dispositions; or enter into a merger or sale of its property or assets, including the sale or transfer of interests in its subsidiaries.

The events that constitute an Event of Default (as defined in the Amended and Restated Credit Agreement) include: payment defaults; misrepresentations; breaches of covenants; cross-default and cross-acceleration to certain other indebtedness; adverse judgments against the Partnership in excess of a specified amount; changes in management or control; loss of permits; failure to perform under a material agreement; certain insolvency events; assertion of certain environmental claims; and occurrence of a material adverse effect.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Credit Agreement, which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 and 2.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited carve out financial statements of Quicksilver Resources Inc. – Northeast Operations for the six months ended June 30, 2007 and 2006, and the carve out audited financial statements of Quicksilver Resources Inc. – Northeast Operations for the three years ended December 31, 2006, 2005, 2004 and the related notes thereto, are attached hereto as Exhibits 99.1 and 99.2.

(b) Pro forma financial information.

The unaudited pro forma combined balance sheet of the Partnership as of June 30, 2007 and the unaudited pro forma combined statements of operations for the year ended December 31, 2006 and for the six months ended June 30, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition, are attached hereto as Exhibit 99.3. The financial statements contained herein incorporate by reference all the financial statements in the Form 8-K/A dated August 10, 2007 as filed by BreitBurn Energy Partners L.P.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

4.1		Registration Rights Agreement, dated as of November 1, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

4.2		Registration Rights Agreement, dated as of November 1, 2007, by and among BreitBurn Energy Partners L.P. and Quicksilver Resources Inc.

10.1		Amended and Restated Unit Purchase Agreement, dated as of October 26, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

10.2		Transition Services Agreement, dated November 1, 2007, by and between Quicksilver Resources Inc. and BreitBurn Operating L.P.

10.3	*

Amended and Restated Credit Agreement, dated November 1, 2007, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as administrative agent.

10.4	*	Contribution Agreement, dated as of September 11, 2007, between Quicksilver Resources Inc. and BreitBurn Operating L.P.

10.5	*	Amendment to Contribution Agreement, dated effective as of November 1, 2007, between Quicksilver Resources Inc. and BreitBurn Operating L.P.

99.1		Unaudited carve out financial statements of Quicksilver Resources Inc. – Northeast Operations for the six months ended June 30, 2007 and 2006, and the related notes thereto.

99.2		Audited carve out financial statements of Quicksilver Resources Inc. – Northeast Operations for the three years ended December 31, 2006, 2005 and 2004, and the related notes thereto.

99.3

Unaudited pro forma combined statement of operations for the six months ended June 30, 2007 and the year ended December 31, 2006, and the unaudited pro forma combined balance sheet of the Partnership as of June 30, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition and include an update of previous acquisitions of The Calumet Assets and BEPI Interest.

*                                 The schedules to this agreement have been omitted from this filing pursuant to Item 601(b) (2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

		By:	BreitBurn GP, LLC,
its general partner

Date:	November 5, 2007	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

EXHIBIT INDEX

4.1		Registration Rights Agreement, dated as of November 1, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

4.2		Registration Rights Agreement, dated as of November 1, 2007, by and among BreitBurn Energy Partners L.P. and Quicksilver Resources Inc.

10.1		Amended and Restated Unit Purchase Agreement, dated as of October 26, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

10.2		Transition Services Agreement, dated November 1, 2007, by and between Quicksilver Resources Inc. and BreitBurn Operating L.P.

10.3	*

Amended and Restated Credit Agreement, dated November 1, 2007, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as administrative agent.

10.4	*	Contribution Agreement, dated as of September 11, 2007, between Quicksilver Resources Inc. and BreitBurn Operating L.P.

10.5	*	Amendment to Contribution Agreement, dated effective as of November 1, 2007, between Quicksilver Resources Inc. and BreitBurn Operating L.P.

99.1		Unaudited carve out financial statements of Quicksilver Resources Inc. – Northeast Operations for the six months ended June 30, 2007 and 2006, and the related notes thereto.

99.2		Audited carve out financial statements of Quicksilver Resources Inc. – Northeast Operations for the three years ended December 31, 2006, 2005 and 2004, and the related notes thereto.

99.3

Unaudited pro forma combined statement of operations for the six months ended June 30, 2007 and the year ended December 31, 2006, and the unaudited pro forma combined balance sheet of the Partnership as of June 30, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition and include an update of previous acquisitions of The Calumet Assets and BEPI Interest.

*                                 The schedules to this agreement have been omitted from this filing pursuant to Item 601(b) (2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.